UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 January 3, 2005

                                 ---------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

      0-15159                                         93-0780536
(Commission File Number)                       (IRS Employer Identification No.)

   One Airport Center
   7700 N.E. Ambassador Place
   Portland, Oregon                                     97220
(Address of principal executive offices)              (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Renewed Line of Credit

            On January 3, 2005, Rentrak Corporation (the "Company") renewed its secured revolving line of credit with Wells Fargo Bank, National Association (the "Line of Credit"). The Line of Credit was to expire September 1, 2004, but was extended, pursuant to its terms, through January 3, 2005, and renewed at that time with a maturity date of December 1, 2005.


            The Line of Credit was increased from $2,000,000 to $6,000,000. The renewed Line of Credit continues to be secured by substantially all of the Company's assets, and interest on the Line of Credit continues to be calculated at the Company's choice of the bank's prime interest rate minus 0.5 percent or LIBOR plus 2 percent. The terms of the renewed Line of Credit include certain financial covenants requiring: (1) consolidated pre-tax income of not less than $1.00 for each fiscal quarter beginning with the quarter ended March 31, 2005, and consolidated after-tax income of not less than $1.00 on an annual basis, determined at fiscal year end; (2) a minimum current ratio of 1.5:1.0, measured quarterly; and (3) a maximum debt-to-tangible net worth ratio of 1.5:1.0, measured quarterly.


Option Grant


            On February 9, 2005, the Company granted Paul A. Rosenbaum, the Company's Chairman, President, and Chief Executive Officer, an employee stock option to purchase 75,000 shares of the Company's common stock at an exercise price of $10.50 per share, the closing stock price on that day. The option vests in four equal annual installments beginning February 9, 2006, and expires February 9, 2012.


Amendment to Employment Agreement


            Effective February 10, 2005, the Company amended the employment agreement between the Company and Ronald Giambra, Senior Vice President, Theatrical. The amendment extends the term of the agreement for one additional year so that the agreement will expire June 30, 2007. Other terms of the agreement continue unchanged. A copy of the amendment is filed as Exhibit 10.1 to this report and incorporated by reference.


ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


            On February 14, 2005, Rentrak Corporation issued a press release announcing its financial results for the third fiscal quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.


            (c)   Exhibits


            The following exhibit is filed with this report on Form 8-K:


            10.1 Amendment No. 2 to the Employment Agreement dated July 1, 2002, between the Company and Ronald Giambra.


            The following exhibit is furnished with this report on Form 8-K:


            99.1  Press Release dated February 14, 2005.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RENTRAK CORPORATION


Dated:  February 15, 2005                 By:  /s/ Mark L. Thoenes
                                               ------------------------------
                                               Mark L. Thoenes
                                               Senior Vice President, Chief
                                               Financial Officer, and Secretary

                                      -3-